UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	October 28, 2004

Johnson Outdoors, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16255	39-1536083
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

(262) 631-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        On October 28, 2004, Johnson Outdoors Inc. entered into a definitive merger agreement with JO Acquisition Corp., a newly formed entity established by members of the family of the late Samuel C. Johnson, including Helen P. Johnson-Leipold, Chairman and Chief Executive Officer of Johnson Outdoors. Under the terms of the proposed merger, public shareholders of Johnson Outdoors would receive $20.10 per share in cash, and the members of the Johnson family would acquire 100% ownership of Johnson Outdoors.

        The merger is subject to a number of conditions, including shareholder approval of the merger agreement and receipt of debt financing. General Electric Capital Corporation has committed, subject to customary conditions, to provide debt financing for the transaction. The merger is expected to be completed in the first quarter of calendar year 2005, subject to customary conditions and approvals.

        A copy of the Agreement and Plan of Merger is filed as Exhibit 2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

        Johnson Outdoors will file a proxy statement and other documents regarding the proposed merger with the U.S. Securities and Exchange Commission (“SEC”). The definitive proxy statement will be sent to shareholders of Johnson Outdoors seeking their approval of the merger agreement at a special meeting of shareholders. Shareholders are urged to read the proxy statement and any other relevant document when they become available, because they will contain important information about Johnson Outdoors, the proposed merger and related matters. Shareholders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by Johnson Outdoors with the SEC at the SEC’s web site at www.sec.gov. The definitive proxy statement (when available) and other related SEC documents may also be obtained free of charge by directing a request to Cynthia Georgeson, Johnson Outdoors Inc., 555 Main Street, Racine, Wisconsin 53403, tel: (262) 631-6600.

        In addition to Johnson Outdoors, the company’s directors and executive officers may be deemed to be participants in the solicitation from Johnson Outdoors shareholders of proxies in favor of approval of the merger agreement. Such participants may have interests in the merger, including as a result of holding shares of Johnson Outdoors common stock or derivative securities, such as stock options, the value of which is related to the price of Johnson Outdoors common stock. Information regarding the participants and their interests will be contained in the proxy statement to be filed by Johnson Outdoors with the SEC in connection with the special meeting of shareholders.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

2	Agreement and Plan of Merger, dated October 28, 2004, by and between JO Acquisition Corp. and Johnson Outdoors Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON OUTDOORS INC.
Date: October 29, 2004	By: /s/ Paul A. Lehmann
Its: Vice President and Chief Financial Officer

JOHNSON OUTDOORS INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

2	Agreement and Plan of Merger, dated October 28, 2004, by and between JO Acquisition Corp. and Johnson Outdoors Inc.